flyExclusive Reports Full Year 2023 Financial Results

KINSTON, NC, May 1, 2024-- flyExclusive, LLC. (NYSE:FLYX) today announced full year 2023 financial results through a Form 10-K furnished with the Securities and Exchange Commission (SEC). The Form 10-K can be found at https://ir.flyexclusive.com/sec-filings or at www.sec.gov.

Management will discuss these results during a conference call being held today at 5:00 pm ET. Interested parties can access the conference call by dialing 877-404-1250 or +1 215-268-9892.

To access a live webcast of the conference call, please visit the flyExclusive investor relations website at https://www.flyexclusive.com/investors.

About flyExclusive

flyExclusive is a vertically integrated, FAA-certificated air carrier providing private jet experiences by offering customers a choice of on-demand charter, Jet Club, and fractional ownership services to destinations across the globe. flyExclusive has one of the world’s largest fleets of Cessna Citation aircraft, and it operates a combined total of approximately 100 jets, ranging from light to large cabin sizes. The company manages all aspects of the customer experience, ensuring that every flight is on a modern, comfortable, and safe aircraft. flyExclusive’s in-house repair station, aircraft paint, cabin interior renovation, and avionics installation capabilities, are all provided from its campus headquarters in Kinston, North Carolina. To learn more, visit www.flyexclusive.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: the ability of the Company to file timely file its required annual and quarterly reports with the SEC; the ability of the Company to regain compliance with NYSE American continued listing standards and maintain the listing of the Company’s securities on a national securities exchange; the ability of the Company to comply with covenants under and repay its debt; the potential dilution of stock ownership by our capital raising efforts; management of growth; the outcome of any legal proceedings; volatility of the price of the Company’s securities due to a variety of factors, including publication of articles about the Company by third parties, changes in the competitive and highly regulated industries in which flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting flyExclusive’s business; the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities; and the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of flyExclusive’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Media Contact: Jillian Wilson, Marketing Specialist
jiwilson@flyexclusive.com | (252) 366-3604
Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investors@flyexclusive.com